SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ] Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Under Rule 14a-12

                                  DYNACARE INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

42741.0001

                               DYNACARE INC. LOGO

                       14900 Landmark Boulevard, Suite 200
                               Dallas, Texas 75240


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the Annual Meeting of Shareholders of Dynacare Inc. (the "Corporation") will be held at Hotel Intercontinental Dallas, Spectrum Room, 15201 Dallas Parkway, Dallas, Texas, U.S.A. 75248, on Tuesday, June 26, 2001, at the hour of 10:00 a.m. (local time in Dallas, Texas), for the following purposes:

1. To receive the Annual Report of the Corporation, the consolidated financial statements of the Corporation contained therein as at and for the year ended December 31, 2000, and the report of the auditors thereon.

2. To elect directors to hold office until the next annual meeting of shareholders or until their respective successors are elected or appointed.

3. To appoint Ernst & Young LLP, Chartered Accountants, as independent auditors for fiscal 2001 and to authorize the Board of Directors to fix the remuneration of the auditors.

4. To transact such further and other business as may properly come before the meeting or any adjournment or adjournments thereof.

A copy of the Corporation's Annual Report and Management Information Circular and Proxy Statement and a form of Proxy accompany this Notice.

DATED at Toronto, this 27th day of April, 2001.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           HARVEY A. SHAPIRO
                                           Chairman, President and Chief
                                           Executive Officer



NOTE: Shareholders who are unable to be present in person at the meeting are requested to fill in, date, sign and return, in the envelope provided for that purpose, the form of Proxy accompanying this Notice. In order to be voted, Proxies must be received by the Corporation c/o CIBC Mellon Trust Company, the Corporation's principal transfer agent and registrar in Canada, at the address set out below, by no later that 5:00 p.m. local time in Toronto, Ontario on Friday, June 22, 2001, or, in the case of any adjournment of the meeting, by no later than 5:00 p.m. local time in Toronto, Ontario on the second business day immediately preceding the date of such adjourned meeting, or with the Chairman of the meeting prior to the commencement of the meeting or any adjournment thereof. The address for the return of proxies is: CIBC Mellon Trust Company
Attention: Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, Canada M5A 4K9

                               DYNACARE INC. LOGO

                       14900 Landmark Boulevard, Suite 200
                               Dallas, Texas 75240



                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT

                            GENERAL PROXY INFORMATION

Solicitation of Proxies

         This management information circular and proxy statement (the "Information Circular and Proxy Statement") is furnished in connection with the solicitation of proxies by and on behalf of management and the Board of Directors of Dynacare Inc. (the "Corporation") for use at the annual meeting of the Shareholders of the Corporation (the "Meeting") to be held on Tuesday, June 26, 2001 at 10:00 a.m. (local time in Dallas, Texas) at Hotel Intercontinental Dallas, Spectrum Room, 15201 Dallas Parkway, Dallas, Texas, U.S.A. 75248, and at any adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting (the "Notice"). It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone by officers, employees and agents of the Corporation. The cost of the solicitation will be borne by the Corporation. This Information Circular and Proxy Statement and the accompanying form of proxy and Annual Report are expected to be first mailed to Shareholders on or about April 27, 2001.

         Unless otherwise indicated, information contained herein is given as of April 18, 2001 and all dollar amounts herein are stated in United States dollars. Management knows of no matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment on such matters. Except as otherwise indicated, information contained herein is given as at April 18, 2001.

Appointment of Proxyholders

         The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. A Shareholder has the right to appoint a person (who need not be a Shareholder), other than those named in the enclosed form of proxy, to attend, act and vote for such Shareholder at the Meeting. A Shareholder desiring to appoint a person other than those named in the enclosed form of proxy to represent such Shareholder at the Meeting may do so either by inserting such person's name in the blank space provided in the enclosed form of proxy or by completing another form of proxy.

Deposit of Proxies

         In order to be effective, proxies must be deposited with the Corporation, c/o CIBC Mellon Trust Company, the Corporation's principal transfer agent and registrar in Canada, at the address set out below, not later than 5:00 p.m. (local time in Toronto, Ontario) on Friday, June 22, 2001, or, in the case of any adjournment of the Meeting, by no later than 5:00 p.m. (local time in Toronto, Ontario) on the second business day immediately preceding the date of such adjourned Meeting, or with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof.

         The address for the return of proxies is: CIBC Mellon Trust Company,
Attention: Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario M5A 4K9.

Revocation of Proxies

         In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the Shareholder or by his or her attorney authorized in writing, or, if the Shareholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the registered office of the Corporation at 20 Eglinton Avenue West, Suite 1600, Toronto, Ontario, Canada M4R 2H1 at any time up to 5:00 p.m. (local time in Toronto) on the last business day preceding the day of the Meeting, or any adjournment thereof, or with the Chairman of such Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

Voting of Proxies

         The persons named in the enclosed form of proxy will vote the shares in respect of which they are appointed in accordance with the directions of the Shareholders appointing them. If no direction is made in a proxy with respect to any matter set out therein, the proxy will be voted FOR such matter.

         The enclosed form of proxy confers discretionary authority upon the person or persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting to which the proxy relates and with respect to other matters which may properly come before the Meeting. As at the date of this Information Circular and Proxy Statement, management of the Corporation knows of no such amendment, variation or other matter to come before the Meeting. However, if any other matters which are not now known to management of the Corporation would properly come before the Meeting, the shares represented by the proxy will be voted on such matters in accordance with the best judgment of the person or persons voting the shares represented by such proxy.

Non-Registered Shareholders

         Only registered Shareholders of the Corporation or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, shares beneficially owned by a person (a "Non-Registered Holder") are registered either: (i) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (ii) in the name of a clearing agency (such as The Canadian Depository for Securities Limited ("CDS") or, in the United States, CEDE & Co.) of which the Intermediary is a participant. In accordance with the requirements of National Policy Statement No. 41 of the Canadian Securities Administrators, the Corporation will have distributed copies of the Notice of Meeting, this Information Circular and Proxy Statement and the form of proxy (collectively, the "meeting materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders, unless a Non-Registered Holder has waived the right to receive them. Intermediaries often use service companies to forward the meeting materials to Non-Registered Holders. Generally, Intermediaries will provide Non-Registered Holders who have not waived the right to receive meeting materials with either:

         (a) a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), but which has not otherwise been completed; or

         (b) a form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy authorization form") which the Intermediary must follow.

         In either case, the purpose of these procedures is to permit Non-Registered Holders to direct the voting of the shares they beneficially own. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary with respect to the procedures to be followed including those regarding when and where the proxy or proxy authorization form is to be delivered.

Voting Shares

         The authorized capital of the Corporation consists of an unlimited number of Common Shares. Each Common Share entitles the registered holder thereof to one vote, which may be exercised in person or by proxy at a meeting of Shareholders. Common Shares represented at the Meeting in person or by proxy will be counted toward the existence of a quorum notwithstanding their abstention or non-vote on certain matters. However, abstentions and non-votes with respect to a particular proposal will not be counted toward the total number of votes cast in determining whether such proposal receives the necessary approval. Votes cast by proxy or in person at the Meeting will be tabulated by the scrutineers appointed for the Meeting by the Corporation.

         As at April 18, 2001, 16,883,914 Common Shares of the Corporation were issued and outstanding.

         The record date for the purpose of determining the Shareholders entitled to receive Notice of the Meeting has been fixed as April 18, 2001 (the "Record Date"). In accordance with the provisions of the Business Corporations Act (Ontario), the Corporation has prepared a list of Shareholders as at the close of business on the Record Date. Each holder of Common Shares named in the list will be entitled to vote, on all resolutions put forth at the Meeting for which such Shareholder is entitled to vote, the shares shown opposite his or her name on the said list, except to the extent that: (i) the Shareholder has transferred any of his or her shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than ten days before the Meeting, that his or her name be included in the list of Shareholders before the Meeting, in which case, the transferee will be entitled to vote his or her shares at the Meeting. The failure of a Shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

                           PRINCIPAL HOLDERS OF SHARES

         As at April 18, 2001, the only persons who, to the knowledge of the directors and senior officers of the Corporation, beneficially owned, directly or indirectly, or exercised control or direction over, securities of the Corporation carrying more than 5% of the voting rights attaching to the Common Shares, the only class of outstanding voting securities of the Corporation, are as set forth in the table below. In addition, the table sets forth the beneficial ownership of each of the Corporation's directors and each of its executive officers named in the Summary Compensation Table below (except for Michael E. Latner who is no longer an executive officer of the Corporation), as well as all of the Corporation's directors and executive officers as a group. The percentage ownership of each person is based upon 16,883,914 Common Shares outstanding as at April 18, 2001, plus options held by such person that vest within 60 days of April 18, 2001. For purposes of this table, the term "beneficial ownership" includes outstanding Common Shares, as well as Common Shares issuable upon exercise of vested options, and options that vest within 60 days of April 18, 2001

                                           Number of Common Shares and Nature of
Name of Holder                                     Beneficial Ownership                    Percent of Class
--------------                                     ---------------------                   ----------------
ALBERT J. LATNER (1)                                 4,173,333 (5) (7)                          24.42%
20 Eglinton Avenue West, Suite 1600
Toronto, Ontario, Canada M4R 2H1

JOSHUA I. LATNER(2)                                      1,642,181                               9.73%
Avenue Marcel Thiry
#204,1200 Bruxelles, Belgium

GOLDER, THOMA, CRESSEY, RAUNER FUND V,                   5,887,923                              34.87%
L.P. (3)
6100 Sears Tower
Chicago, Illinois, U.S.A. 60606-6402

GTCR ASSOCIATES V (4)                                      10,287                                  *
6100 Sears Tower
Chicago, Illinois, U.S.A. 60606-6402

HARVEY A. SHAPIRO                                      470,072(5) (8)                            2.71%

DONALD J. EDWARDS                                       5,898,210(6)                            34.93%

BRUCE V. RAUNER                                         5,898,210(6)                            34.93%

DINO CHIESA                                                  --                                   --

WILLIAM T. BROCK                                             --                                   --

THOMAS EDWARD LONG                                           --                                   --

OSAMA I. SHERIF                                        312,965(5) (9)                            1.82%

ZBIG S. BISKUP                                        261,013(5) (10)                            1.52%

PAUL BELLAMY                                                 --                                   --

ROBERT J. LIPSIG                                             --                                   --

ALL DIRECTORS AND EXECUTIVE OFFICERS AS        11,116,093(6) (7) (8) (9) (10)                   61.31%
A GROUP

--------------------
*        Represents less than 1%.

(1)      Includes shares beneficially owned , directly or indirectly, by Albert
         J. Latner.

(2)      Includes shares beneficially owned, directly or indirectly, by Joshua
         I. Latner.

(3) Consists solely of shares held by Golder, Thoma, Cressey, Rauner, Fund V, L.P. ("GTCR Fund V L.P.") for which each of Messrs. Rauner and Edwards disclaims beneficial ownership (except to the extent of their respective proportionate ownership interest therein).

(4) Consists solely of shares held by GTCR Associates V for which each of Messrs. Rauner and Edwards disclaims beneficial ownership (except to the extent of their respective proportionate ownership interest therein).

(5) Includes Common Shares issuable upon exercise of presently vested options or options that vest within 60 days of April 18, 2001.

(6) Includes shares held by GTCR Fund V L.P. and shares held by GTCR Associates V. Messrs Rauner and Edwards are principals in GTCR Inc. which is the general partner of Golder, Thoma, Cressey, Rauner V L.P., which, in turn, is the general partner of GTCR Fund V L.P. GTCR Inc. is also the general partner in GTCR Associates V. Messrs. Rauner and Edwards disclaim the beneficial ownership of the shares held by such entities (except to the extent of their respective proportionate ownership interests therein).

(7)      Includes options to purchase 207,810 Common Shares held by Albert J.
         Latner.

(8)      Includes options to purchase 467,572 Common Shares held by Harvey A.
         Shapiro.

(9)      Includes options to purchase 311,715 Commons Shares held by Osama I.
         Sherif.

(10)     Includes options to purchase 259,763 Common Shares held by Zbig S.
         Biskup.

                              ELECTION OF DIRECTORS

         The articles of the Corporation provide that the Board of Directors of the Corporation shall consist of a minimum of three and a maximum of twenty directors. The Board of Directors has resolved that the number of directors to be elected at the Meeting be fixed at nine.

         The persons named in the enclosed form of proxy intend to vote such proxies FOR the election as directors of the nominees whose names are set forth both in the proxy and below, in the absence of directions to the contrary from the Shareholders appointing them. All such persons presently serve as directors of the Corporation, and have so served since the dates indicated. The present term of office of each director of the Corporation will expire immediately prior to the election of directors at the Meeting. Each member of the Board of Directors elected at the Meeting will hold office until the next annual meeting of the Shareholders of the Corporation or until his successor is elected or appointed. A majority of the members of the Board of Directors must be residents of Canada within the meaning given to such term in the Business Corporations Act (Ontario).

         In the event that prior to the Meeting any vacancies occur in the following slate of nominees, the form of proxy accompanying this Information Circular and Proxy Statement confers the right on the persons named in the proxy, in their discretion, to vote for another person or persons as directors.

         Vote Required: The affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote and represented in person or by proxy at the Meeting is required for the election of each director.

         The Board of Directors recommends a vote FOR the election of the nominees set out below as directors of the Corporation.

         The following table sets forth the name of each person proposed to be nominated for election to the Board of Directors at the Meeting, all positions and offices of the Corporation currently held by him and the number of Common Shares beneficially owned, or over which control or direction is exercised, as at April 18, 2001:

                                                                                     Number and Class of Shares
                                                               Date First Became a   Beneficially Owned, Directly
                                      Office(s) held with      Director of the       or Indirectly, or Over Which Control
      Name and Age                    the Corporation          Corporation           or Direction is Exercised (6)
      ------------                    ---------------          ------------------    -----------------------------
      HARVEY A. SHAPIRO (1)           Chairman, President,          April, 1992                    470,072(7)
      AGE: 55                         Chief Executive Officer
                                      and Director

      DONALD J. EDWARDS (2)           Director                       May, 1997                    5,898,210(8)
      AGE: 34

      ALBERT J. LATNER (1)            Director                      April, 1992                   4,173,333(7)
      AGE:  74

      BRUCE V. RAUNER (3)             Director                       May, 1997                    5,898,210(8)
      AGE: 44

      DINO CHIESA (1)                 Director                    November, 2000                       --
      AGE: 52

      WILLIAM T. BROCK (1)            Director                    November, 2000                       --
      AGE: 64

      THOMAS EDWARD LONG (1)          Director                    November, 2000                       --
      AGE: 42

      PAUL BELLAMY(4)                 Director                     January, 2001                       --
      AGE: 52

      ROBERT J. LIPSIG(5)             Director                     January, 2001                       --
      AGE: 58

----------------
(1)      Resident of Toronto, Ontario.
(2)      Resident of Chicago, Illinois.
(3)      Resident of Winnetka, Illinois.
(4)      Resident of Old Greenwich, Connecticut.
(5)      Resident of Boca Raton, Florida.
(6) The information as to voting securities beneficially owned, directly or indirectly, or over which control or direction is exercised, not being within the knowledge of the Corporation, has been furnished by the respective nominees.
(7) Includes Common Shares issuable upon exercise of presently vested options or options that vest within 60 days of April 18, 2001.
(8) Includes shares held by GTCR Fund V L.P. and shares held by GTCR Associates V. Messrs Rauner and Edwards are principals in GTCR Inc. which is the general partner of Golder, Thoma, Cressey, Rauner V L.P., which, in turn, is the general partner of GTCR Fund V L.P. GTCR Inc. is also the general partner in GTCR Associates V. Messrs. Rauner and Edwards disclaim the beneficial ownership of the shares held by such entities (except to the extent of their respective proportionate ownership interests therein).

         The following sets forth information about each nominee for election as a director of the Corporation:

         Harvey A. Shapiro has been Chairman of the Corporation since September 2000 and President and Chief Executive Officer since May 1997. From April 1992 to May 1997, Mr. Shapiro was President and Chief Operating Officer of the Corporation and, from 1987 to April 1992, was Executive Vice President of the Corporation, including its predecessor company. Before that, Mr. Shapiro was a partner with the law firm of Goodman and Carr LLP, Toronto.

         Donald J. Edwards has been a director since May 1997. Mr. Edwards is a Principal at GTCR Golder Rauner, LLC, a private equity investment company in Chicago, Illinois, formed in 1998 as a successor entity to Golder, Thoma, Cressey, Rauner, Inc., the general partner of the general partner of Golder, Thoma, Cressey, Rauner Fund V, LP, which he joined in 1994.

         Albert J. Latner is a developer, owner and operator of real estate projects. Mr. Latner has been Chairman Emeritus of the Corporation since November 2000, and was Chairman of the Board from the time of formation of the Corporation, including its predecessor company, in 1987 until September 2000. From 1987 to May 1997, Mr Latner was Chief Executive Officer of the Corporation, including its predecessor company.

         Bruce V. Rauner is a Principal at GTCR Golder Rauner, LLC, a private equity investment company in Chicago, Illinois, formed in 1998 as a successor entity to Golder, Thoma, Cressey, Rauner, Inc., the general partner of the general partner of Golder, Thoma, Cressey, Rauner Fund V, LP, which he joined in 1980.

         Dino Chiesa is the President and Chief Executive Officer of Residential Equities Real Estate Investment Trust, a Canadian Real Estate Investment Trust, a position he has held since April 1999. Prior to his position at Residential Real Estate Investment Trust, Mr. Chiesa was Assistant Deputy Minister at the Ontario Ministry of Municipal Affairs and Housing and Chief Executive Officer of the Ontario Housing Corporation and the Ontario Mortgage Corporation from December 1995 to March 1999.

         William T. Brock began his career with the Toronto-Dominion Bank, Canada in 1963 where he served in a variety of positions including Executive Vice President, Credit Division, Vice Chairman, Credit Division, Vice Chairman, Risk Management and finally Deputy Chairman from 1997 until his retirement in January 2000.

         Thomas Edward Long is a partner in the Toronto office of The Monitor Group, a global strategy consulting firm based in Cambridge, Massachusetts. Prior to joining The Monitor Group, Mr. Long was a partner with Egon Zehnder International Inc., a leading international executive search firm. Mr. Long is also a lawyer having been called to the bar in 1984.

         Paul Bellamy has been Chief Executive Officer and a member of the Board of Directors of Esquire Communications, a professional services company since December 13, 1999. From October 1992 to May 1995, Mr. Bellamy was Chief Executive Officer and President, Chief Financial Officer, a member of the Board of Directors, and consultant, to Nichols Institute, Inc., a medical diagnostics and services company. From October 1995 to February 1998, Mr. Bellamy was Chief Financial Officer of Davis Vision, Inc., an eye care HMO and optical retail company. From March 1998 to March 1999, Mr. Bellamy was President and Chief Operating Officer, Chief Financial Officer, and a member of the Board of Directors, of Graham Field, Inc., a medical home health care and surgical products manufacturer. From April 1999 to December 1999, Mr. Bellamy was an independent consultant. During November and December 1999, Mr. Bellamy was a consultant to the Board of Directors of Esquire Communications.

         Robert J. Lipsig is the Chairman and Chief Executive Officer of RJL Private Investments, a firm founded in 1995. RJL Private Investments consults with and invests in privately held corporations. From 1985 until his retirement in 1994, Mr. Lipsig was Chairman and Chief Executive Officer of Ero Industries, a Chicago, Illinois NASDAQ listed firm involved in the children's consumer products industry.

                      EXECUTIVE OFFICERS OF THE CORPORATION

         The following sets forth information about the Corporation's executive officers who are not also directors of the Corporation:

         Osama I. Sherif has been Executive Vice President with responsibility for developing new joint ventures with hospitals and other business opportunities since 1997. Since May 2000, Mr. Sherif has also served as the Chief Operating Officer of the Corporation. Mr. Sherif originally joined the Corporation as Senior Vice-President in June 1990. Previously, Mr. Sherif, as a partner with Ernst & Young, Management Consultants, provided management services to the healthcare industry. Mr. Sherif is 52 years old.

         Zbig S. Biskup, C.A. has been Executive Vice-President and Secretary of the Corporation since November 22, 2000, and the Chief Financial Officer since February 1993. Prior to February 1993, Mr. Biskup was a partner with Ernst & Young, Chartered Accountants. Mr. Biskup is 49 years old.

                             EXECUTIVE COMPENSATION

         The following table sets forth, for each of the three most recently completed fiscal years of the Corporation, information concerning the compensation earned by: (i) the Chief Executive Officer of the Corporation; (ii) each other executive officer of the Corporation, other than the Chief Executive Officer, who was serving as an executive officer as at December 31, 2000; and
(iii) each other person who would have been one of the four most highly compensated executive officers of the Corporation, other than the Chief Executive Officer, during the most recently completed fiscal year but for the fact that such person was not serving as an officer of the Corporation as at December 31, 2000 (collectively, the "Named Executive Officers"). As indicated above, unless otherwise stated herein, all monetary figures in this Information Circular and Proxy Statement are stated in United States dollars, the reporting currency of the Corporation.

                           Summary Compensation Table


                                                                                               Long-Term
                                                                                             Compensation
                                                Annual Compensation (1)                         Awards
                                                -----------------------                         ------

Name and                       Fiscal                                        Other Annual  Securities Under        All Other
Principal Position               Year       Salary         Bonus(2)          Compensation   Options Granted      Compensation
------------------               ----       ------         --------          ------------   ---------------      ------------
HARVEY A. SHAPIRO                2000      $418,436           --           $41,278(4)             --              $790,472(5)
Chairman, President, Chief       1999       370,205        $186,425         41,318(4)             --                11,490
Executive Officer and            1998       336,713        168,275          39,735(4)             --                11,507
Director

OSAMA I. SHERIF                  2000      $300,821           --           $37,789(4)             --              $776,389(5)
Executive Vice-President and     1999       267,759        $63,176          39,613(4)             --                 9,087
Chief Operating Officer          1998       262,899         91,878          41,484(4)             --                 9,100



                                       8

                                                                                               Long-Term
                                                                                             Compensation
                                                Annual Compensation (1)                         Awards
                                                -----------------------                         ------

Name and                       Fiscal                                        Other Annual  Securities Under        All Other
Principal Position               Year       Salary         Bonus(2)          Compensation   Options Granted      Compensation
------------------               ----       ------         --------          ------------   ---------------      ------------

ZBIG S. BISKUP                   2000      $226,917           --              --(3)               --              $594,379(5)
Executive Vice-President and     1999       226,565        $56,007            --(3)             34,635               9,881
Chief Financial Officer and      1998       222,453         77,743            --(3)               --                 9,515
Secretary

ALBERT J. LATNER                 2000      $255,255           --              --(3)               --                $9,088
Director                         1999       269,240           --              --(3)               --                 9,087
                                 1998       269,640           --              --(3)               --                 9,100

MICHAEL E. LATNER (6)            2000      $241,009           --              --(3)               --               $822,571
                                 1999       275,399           --              --(3)               --                 9,087
                                 1998       275,808         96,354            --(3)               --                 9,100

----------------
(1) Any amounts paid to the Named Executive Officers in Canadian dollars were converted into US dollars based on an average exchange rate of Cdn$1.00=US$0.6732, Cdn$1.00=US$0.6731 and Cdn$1.00=US$0.6741 for the
         years ended December 31, 2000, 1999 and 1998, respectively.

(2)      Bonus amounts represent amounts earned during the year.

(3) Amount was less than the lesser of Cdn$50,000 and 10% of each executive officer's salary and bonus for the fiscal year.

(4) Amount consists of imputed interest benefit on loans and car allowances.

(5)      Amount includes: (i) $781,384, $767,301 and $585,291 paid to Harvey A.
         Shapiro, Osama I. Sherif and Zbig S. Biskup, respectively, which enabled each of them to repay in full outstanding loans made to them by the Corporation and associated taxes which became due as a result. See "Interest of Insiders in Material Transactions"; and (ii) contributions made to the Registered Retirement Savings Plan on behalf of each executive.

(6) Michael E. Latner retired from his position as an executive officer of the Corporation on November 22, 2000. Upon his retirement, Michael E. Latner received a termination payment in the amount of $813,483, which is reflected under the column "All Other Compensation". See "Interest of Insiders in Material Transactions".

Stock Option Plans

         The Corporation established a Stock Option Incentive Plan on June 12, 1997, that was amended and restated on November 22, 2000 (the "Incentive Plan"), which provides for the grant of stock options to the Corporation's employees, directors, officers, contractors and service providers. As at April 18, 2001, stock options to purchase 1,454,670 Common Shares were outstanding under the Incentive Plan, of which options to purchase 1,420,035 Common Shares were exercisable at the stated exercise price of Cdn $9.31 and options to purchase 34,635 Common Shares were exercisable at the stated exercise price of Cdn $12.27.

         The Corporation created its Employee Stock Option Plan on August 14, 1998, that was amended and restated on November 22, 2000 (the "Employee Plan"), pursuant to which options to purchase Common Shares may be granted from time to time to the Corporation's directors, officers, employees (or directors, officers and employees of its affiliated entities) and other specified individuals. At April 18, 2001, stock options to purchase 780,977 Common Shares were outstanding under the Employee Plan, of which 481,400 are exercisable at a stated exercise price of $9 1/8, and the balance of 299,577 are exercisable at stated exercise prices ranging between Cdn $9.31 and Cdn $17.32. The outstanding stock options expire approximately seven years from the grant date. Generally, the options vest as to 20% each year on the anniversary date of the grant. The Employee Plan also provides for an acceleration of the vesting periods and the exercise of the option if an optionee's employment is terminated upon the sale of the Corporation to a third party or because of death, permanent disability or retirement, subject to the terms of the Employee Plan.

         The number of common shares which may be issued pursuant to the Incentive Plan and the Employee Plan is limited, in the aggregate, to 2,909,340 Common Shares.

         The following table sets out, for each of the Named Executive Officers, the information with respect to the individual exercises of stock options during the most recently completed fiscal year of the Corporation and the aggregate number of outstanding options to purchase Common Shares held by each of the Named Executive Officers as at December 31, 2000, together with the value of such options at that date. The aggregate number of shares purchasable pursuant to options that were vested as at December 31, 2000, for each of the Named Executive Officers is also set forth in the table. Amounts reported under "Value of Unexercised in-the-money Options at December 31, 2000" represent the difference between: (i) the market value as at December 29, 2000, the last business day of the year, of the Common Shares for which vested options were owned having an exercise price less than such market value; and (ii) the exercise price of such options. The closing trading price of a Common Share on The Toronto Stock Exchange and on the Nasdaq National Market on December 29, 2000, was Cdn $17.00 and $10 7/8, respectively.

                    Aggregated Option Exercises During the Most Recently Completed Fiscal Year
                                       and Fiscal Year-End Option Values

                                                                                                 Value of Unexercised
                                                                 Unexercised Options            in-the-money Options at
                               Securities      Aggregate         at December 31, 2000              December 31, 2000
                              Acquired on        Value           --------------------              -----------------
                                Exercise       Realized       Exercisable   Unexercisable    Exercisable     Unexercisable
                                --------       --------       -----------   -------------    -----------     -------------
Name                               (#)            ($)             (#)            (#)             ($)              ($)
----
HARVEY A. SHAPIRO                  --             --           467,572            -           $2,397,452           -
   Chairman, President,
   Chief Executive Officer
   and Director

OSAMA I. SHERIF                    --             --           311,715            -           $1,598,303           -
   Executive Vice-President
   and Chief Operating
   Officer

ZBIG S. BISKUP                     --             --           259,763            -           $1,263,565           -
   Executive
   Vice-President, Chief
   Financial Officer and
   Secretary



                                       10

ALBERT J. LATNER                   --             --           207,810            -           $1,065,535           -
   Director

MICHAEL E. LATNER(1)               --             --           207,810            -           $1,065,535           -

--------------------
(1) Michael E. Latner retired from his position as an executive officer of the Corporation on November 22, 2000.


Corporate Governance Committee and Compensation Committee Interlocks and Insider Participation

         With the exception of Albert J. Latner, no current member of the Corporate Governance Committee or the Compensation Committee is a present or former officer or employee of the Corporation or any of its subsidiaries. Donald
J. Edwards had a relationship with the Corporation which is described in the "Interests of Insiders in Material Transactions" section. See the "Corporate Governance Practices" section for a more detailed discussion of the Board of Directors and the committee thereof.


Employment Agreements

         The Corporation entered into employment agreements with each of Harvey
A. Shapiro, Osama I. Sherif and Zbig S. Biskup which were effective upon the closing of the Corporation's initial public offering of Common Shares on November 22, 2000. Each employment agreement has a three-year term. Upon termination of employment by the Corporation without cause, or termination by the employee for good reason or non-renewal of the term, Mr. Shapiro will be entitled to a termination fee of $2,000,000, continuing benefits for a period of up to three years and all stock options will vest and any restrictions on restricted stock will lapse. A termination for good reason for Mr. Shapiro will include the expiration of a period of one year following a Change In Control (as defined in this employment agreement) of the Corporation. Upon termination of employment by the Corporation without cause or termination by the employee for good reason or non-renewal of the term, each of Mr. Sherif and Mr. Biskup will be entitled to a payment of 18 months' base salary and one and a half times his average annual bonus, continuing benefits for a period of 18 months and all stock options will vest and any restrictions on restricted stock will lapse.

         Each employment agreement provides for a base salary ($600,000 in the case of Mr. Shapiro, $420,000 in the case of Mr. Sherif and $350,000 in the case of Mr. Biskup), subject to annual increases not less than 5% and an annual bonus with a target incentive opportunity of 100% of base salary in the case of Mr. Shapiro and 50% of base salary in the case of Mr. Sherif and Mr. Biskup. The bonuses will be payable 75% in cash and 25% by the issuance of Common Shares of the Corporation. The agreements include confidentiality provisions and an agreement to not compete with the Corporation's business or solicit its customers or employees for a two-year period following termination of employment.

         The Corporation also entered into an employment agreement with Albert
J. Latner employing him as Chairman Emeritus which became effective upon the closing of the Corporation's initial public offering of Common Shares on November 22, 2000 and provides for a payment of $100,000 per year (including director's fees) for a two-year term. This agreement also provides for the continuation of his health and medical benefits and the use of an office and administrative assistant. Upon termination of this agreement for any reason other than for cause, by the voluntary termination of Mr. Latner or as a result of death or permanent disability, Mr. Latner will receive the compensation and benefits described above for the remainder of the term of the agreement. This agreement includes confidentiality provisions and an agreement to not compete with the Corporation's business or solicit its customers for a two year period following termination of employment.

                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for making recommendations for approval by the Board of Directors with respect to remuneration of executives of the Corporation, including the President and Chief Executive Officer of the Corporation, senior officers and senior management of the Corporation and its principal subsidiaries. The Compensation Committee was established on November 22, 2000 in connection with the Corporation's initial public offering of Common Shares. The Compensation Committee is currently composed of Albert J. Latner, Donald J. Edwards, Thomas Edward Long and Robert
J. Lipsig.

         The Compensation Committee will review and determine all elements of the executive officers' compensation on an annual basis and will adjust such compensation in appropriate cases. Although the Compensation Committee has only recently been established and has not had any meetings, the Board of Directors has established a mandate for such committee and anticipates that such committee will develop an executive compensation philosophy and policies consistent with its mandate.

Chief Executive Officer's Compensation

         Harvey A. Shapiro serves as the Corporation's Chairman, President and Chief Executive Officer. In connection with the Corporation's initial public offering which was completed in November 2000, the Corporation entered into an employment agreement with Harvey A. Shapiro, which agreement is described above and which was approved by the Board of Directors of the Corporation. The Compensation Committee established by the Board of Directors after this agreement was entered into between the Corporation and Harvey A. Shapiro, will review his compensation on an annual basis taking into consideration his performance, his contributions to the Corporation's success and competitive industry pay practices. For the fiscal year ended December 31, 2000, Mr. Shapiro did not earn a bonus.

                      Shareholder return Performance Graph

         Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Corporation's Common Shares for the period November 17, 2000 (initial market trade date) to December 29, 2000, compared with the cumulative return of the Standard & Poor 500 Healthcare Index and the Standard & Poor Midcap Healthcare Sector Index. The graph assumes an investment of $100 on November 17, 2000, in the Corporation's Common Shares and the indices chosen.

------------------------------------------------------------ ----------------------------- ---------------------------

                                                                  November 17, 2000            December 29, 2000
                                                                         (US$                        (US$)
------------------------------------------------------------ ----------------------------- ---------------------------
Dynacare Inc.                                                           100.00                      108.750
------------------------------------------------------------ ----------------------------- ---------------------------

Standard & Poor 500 Healthcare Index                                    100.00                      106.431
------------------------------------------------------------ ----------------------------- ---------------------------

Standard & Poor Midcap Healthcare Sector Index                          100.00                      108.768
------------------------------------------------------------ ----------------------------- ---------------------------

                     COMPENSATION OF DIRECTORS AND OFFICERS

         Each of the directors (other than Albert J. Latner) who is not also an employee of the Corporation is entitled to receive a fee for serving as a director, a fee for serving as a member of each board committee on which the director serves and a fee for attending each board or committee meeting. For serving on the Board of Directors of the Corporation, each director receives an annual fee of $20,000 and an additional fee of $1,000 for each meeting of the Board of Directors at which the director is in attendance. Directors serving as members of committees of the Corporation receive an annual fee of $1,000 and a fee of $250 for each meeting of any committee of which the director is in attendance. In addition, a director serving as chairman of any committee receives an additional annual fee of $1,000 and an additional fee of $250 for each meeting in which the chairman is in attendance. The Corporation's directors are also eligible to participate in the Corporation's stock option plans and are entitled to be reimbursed for out-of-pocket expenses incurred in attending board and committee meetings.

      LIMITATION OF LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

         The Corporation is governed by the Business Corporations Act (Ontario) (the "OBCA"). The Corporation's by-laws provide that it will indemnify each of its directors and officers, current or otherwise, to the fullest extent permitted by the OBCA, against all costs, charges and expenses, and including any amount paid to settle an action or satisfy a judgment, reasonably incurred by a particular director or officer in connection with any civil, criminal or administrative action or proceeding to which he is made party by reason of being or having been a director or officer if:

         (a) the director or officer acted honestly and in good faith with a view to the best interests of the Corporation; and

         (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the director or officer had reasonable grounds for believing that his conduct was lawful.

         The Corporation's by-laws provide that none of its directors or officers will be liable for: (i) the acts, receipts, neglects or defaults of any other director or officer or employee; (ii) any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of any security in or upon which any of the Corporation's monies shall be invested;
(iii) any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the Corporation's monies, securities or effects will be deposited; (iv) any loss occasioned by any error or judgment or oversight on a director's or officer's part; or (v) any other loss, damage or misfortune which might happen in the execution of a director's or officer's duties. This does not relieve any director or officer from their duties under the OBCA or from liability for any breach of the OBCA.

         The OBCA provides that every director and officer in connection with their duties shall:

         (a) act honestly and in good faith with a view to the best interests of the Corporation; and

         (b) exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

         In addition, the OBCA provides that every director and officer will comply with the OBCA, its regulations and the articles and by-laws of the Corporation. Subject to limited exceptions, the OBCA also provides that no provision in a contract, the articles, the by-laws of the Corporation or a resolution, relieves a director or officer from the duty to act in accordance with the OBCA and its regulations or relieves them from liability under the OBCA.

         The Corporation has obtained insurance which insures its directors and officers against specified losses and which insures the Corporation against specific obligations to indemnify its directors and officers. The annual insurance premium for this coverage is $117,474.

        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

The following table sets forth indebtedness of directors, executive officers and senior officers of the Corporation for indebtedness not entered into in connection with the purchase of securities of the Corporation or any of its subsidiaries.

                                                     Largest Amount Outstanding
                                                     During the Fiscal Year Ended      Amount Outstanding as at
Name and Principal Position        Legal Entity      December 31, 2000                 April 18, 2001
---------------------------        ------------      -----------------                 --------------
OSAMA I. SHERIF,                   Dynacare Inc.     $36,356                           $36,356(1)
Executive Vice-President and
Chief Operating Officer

--------------------
(1) This indebtedness is non-interest bearing, contains no fixed repayment terms and is payable on demand.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         During the year ended December 31, 2000, the Corporation was a foreign private issuer for purposes of the United States securities laws. As a result, during that year, none of its directors, officers or 10% shareholders were required to make any filings under Section 16(a) of the United States Securities Exchange Act of 1934, as amended, with respect to the securities of the Corporation.

                  INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

         The Corporation's Board of Directors reviews transactions proposed to be entered into between the Corporation and any insider of the Corporation or any of its affiliates or associates, and no such transaction is to be entered into unless it has been approved by the Board of Directors. From time to time, the Corporation lends money to directors and officers on terms approved by the Board of Directors.

         Under previous employment agreements, the Corporation provided interest-free housing loans of $406,320 to Mr. Shapiro, $398,996 to Mr. Sherif and $304,351 to Mr. Biskup. Subsequent to the closing of the Corporation's initial public offering, the Corporation made a payment to each of these officers to enable them to repay in full these loans and associated taxes which became due as a result.

         The Corporation entered into a termination agreement dated as of November 22, 2000 terminating the employment of Mr. Michael Latner as Executive Vice President, Chief Operating Officer and Secretary of Canadian Operations. Under such agreement, Mr. Michael Latner received a termination payment in the amount of $813,483 and he released the Corporation from all claims arising out of his employment and his existing employment agreement. The termination agreement includes confidentiality provisions and an agreement to not compete with the Corporation's business or solicit its customers for a two-year period following the date of the agreement.

         The Corporation entered into a contract services agreement with Golder, Thoma, Cressey, Rauner, Inc. ("GTCR Inc."), under which GTCR Inc. agreed to provide, for a five-year period commencing May 14, 1997, strategic investment, financial planning, contract procurement and other advice to the Corporation in relation to its operations, investments and financing opportunities in the United States. This agreement was terminated upon the closing of the Corporation's initial public offering. Prior to the termination, GTCR Inc. was entitled to annual compensation of Cdn$400,000 for its services under this agreement. The contract services agreement contained confidentiality provisions binding on GTCR Inc. In addition, the Corporation agreed to indemnify GTCR Inc. in certain circumstances, which indemnification continues after termination of the agreement.

         For the years ended December 31, 2000, 1999 and 1998, consulting fees charged to the Corporation by Shareholders were $600,863, $749,233 and $749,233, respectively. These arrangements, which included the contract services agreement with GTCR Inc. were terminated upon completion of the Corporation's initial public offering in November 2000.

         The Corporation's offices in Toronto, Ontario, comprise approximately 14,780 square feet of high rise office building located at 20 Eglinton Avenue West. One of the Corporation's significant Shareholders, the Latner Group, has an indirect minority interest in the entity that owns this office building. Effective November 1, 1997, one of the Corporation's subsidiaries entered into a lease agreement for this property for a term expiring October 31, 2002, at a net rental of Cdn$2.00 per square foot for the first three years and Cdn$3.00 per square foot thereafter. The gross rental costs for the premises for the year ended December 31, 2000, was approximately Cdn$266,350. The Corporation believes that this approximated the market rate for similar property at the time of execution of the lease.

                         CORPORATE GOVERNANCE PRACTICES

         In 1994, The Toronto Stock Exchange Committee on Corporate Governance in Canada issued a series of proposed guidelines for effective corporate governance (the "TSE Guidelines"). The TSE Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. The Toronto Stock Exchange has adopted as a listing requirement the disclosure by each listed corporation, on an annual basis, of its approach to corporate governance with reference to the TSE Guidelines.

         The Corporation's current approach to the governance issues addressed in the TSE Guidelines is described below.

         The Board currently consists of nine directors. The Board has implemented action to review the appropriate composition of the Board and the manner of selecting directors to ensure that there is an appropriate mix of business, technical, commercial, and financial experience maintained relative to the current activities of the Corporation. The Board and the Compensation Committee of the Board will consider the remuneration paid by the Corporation to its directors to ensure that the amounts are both sufficient and competitive with remuneration paid to directors of comparable corporations.

         The TSE Guidelines provides that an unrelated director is "a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding." In defining an unrelated director, the TSE Guidelines emphasizes the ability of a director to exercise objective and independent judgement.

         The Board has considered the relationship of each of the directors to the Corporation. Of the directors currently in office who have been proposed for election, the Board has concluded that seven directors are unrelated to the Corporation, within the meaning of the TSE Guidelines. The Corporation had entered into transactions with Mr. Shapiro, Mr. Latner, Mr. Edwards and Mr. Rauner or entities with which they have relationships which were terminated in connection with the initial public offering of the Corporation. The Board has considered and believes that the terms of these transactions were on terms no less favourable to the Corporation than could be obtained in a transaction with an independent third party. None of the other directors with the exception of Mr. Shapiro and Mr. Albert J. Latner has any relationship with the Corporation other than as a director or shareholder.

Mandates of the Board

         The mandate of the Board of Directors is to manage or supervise the management of the business and affairs of the Corporation and to act with a view to the best interests of the Corporation.

Committees of the Board

         The Corporation's Board of Directors does not have an Executive Committee. In connection with the Corporation's initial public offering in November 2000, the Board established three committees of the Board and gave each committee the responsibility to provide initial, in-depth consideration to various matters falling within the Board's mandate. None of the committees has decision-making authority, but rather each committee considers the issues within its mandate and makes recommendations to the full Board. The members of each committee are set out below:

                                                                                Corporate
               Board Member                    Audit        Compensation       Governance
               ------------                    -----        ------------       ----------
               HARVEY A. SHAPIRO*
               DONALD J. EDWARDS                                 T                 T
               ALBERT J. LATNER                                  T                 T
               BRUCE V. RAUNER
               DINO CHIESA                     T
               WILLIAM T. BROCK                T                                   T
               THOMAS EDWARD LONG              T              T
               PAUL BELLAMY                    T                                   T
               ROBERT J. LIPSIG                               T
               *  Chairman of the Board of Directors

         During fiscal 2000, the Corporation was only a public company for approximately one month and, accordingly, there were no meetings of any committee of the Board of Directors. The Board of Directors, as it was then constituted, met twice in the ordinary course of business and approved by unanimous written consent matters relating to such other business and the initial public offering in 2000. All then incumbent directors attended at least 75% of the meetings of the Board of Directors held in 2000.

Audit Committee

         The Audit Committee, consisting of William T. Brock, Dino Chiesa, Thomas Edward Long and Paul Bellamy, assists the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Corporation's financial reporting process, including the selection of the Corporation's outside auditors and the review of the financial reports and other financial information provided by the Corporation to any governmental or regulatory body, the public or other users thereof, the Corporation's systems of internal accounting and financial controls and compliance programs, and the annual independent audit of the Corporation's financial statements.

         The Audit Committee was formed in November 2000 in connection with the Corporation's initial public offering and, accordingly, did not have any meetings during the last fiscal year. The first Audit Committee meeting was held on March 6, 2001. The Board of Directors has adopted a charter for the Audit Committee, which is attached as Appendix A to this Information Circular and Proxy Statement. All members of the Audit Committee are "independent" under the rules of the Nasdaq National Market currently applicable to the Corporation.

         The Membership of the Audit Committee also complies with the TSE Guidelines which are described above.

         In 1997, the Corporation adopted and implemented a comprehensive, company-wide corporate compliance program in the United States. Its objective was to educate and train employees to ensure the observance of all applicable laws, regulations and general corporate policies. This program was structured following the guidance of the Office of the Inspector General and includes a full-time compliance officer, an ethics and business code of conduct, employee education and training programs, and internal auditing and monitoring programs. The Audit Committee has responsibility for overseeing the Corporation's compliance program.

         The information contained in this Information Circular and Proxy Statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the United States Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the United States Securities Act of 1933, as amended, or the United States Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates it by reference in such filing.

Compensation Committee

         The Compensation Committee is composed of unrelated directors, within the meaning of the TSE Guidelines. The Board of Directors has given the Compensation Committee the mandate to, among other things, endeavour to ensure that senior executives are effectively compensated and to make recommendations to the full Board in respect of the Corporation's compensation program as a whole, including the remuneration of the executive officers and the granting of stock options to all employees and directors.

Corporate Governance Committee

         The Corporate Governance Committee is composed of unrelated directors, within the meaning of the TSE Guidelines. The Board of Directors has given the Corporate Governance Committee the mandate to, among other things, develop the Corporation's approach to corporate governance and to make recommendations to the full Board concerning the following:

         o        effectiveness of the systems of governance;

         o        size and composition of the Board;

         o        suitable candidates for nomination as directors; and

         o        mandate of each committee of the Board.

         The Corporate Governance Committee will have the authority to approve any director requests to engage an outside advisor at the Corporation's expense. The Corporate Governance Committee will also serve as a nominating committee and will consider nominees for the Board recommended by shareholders, management or other directors.

Audit Committee Report

         The following is the report of the Corporation's Audit Committee with respect to the Corporation's audited consolidated financial statements for the fiscal year ended December 31, 2000.

Review with Management.
-----------------------

         The Committee has reviewed and discussed the Corporation's audited consolidated financial statements with management.

Review and Discussions with Independent Auditors.
-------------------------------------------------

         The Committee has discussed with Ernst & Young LLP, the Corporation's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditor's judgments about the quality of the Corporation's accounting principles as applied in its financial reporting.

         The Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP their independence.

Conclusion.
----------

         Based on the review and discussions referred to above, the Committee recommended to the Corporation's board of directors that its audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the United States Securities and Exchange Commission and the Ontario Securities Commission.

                     SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

                     WILLIAM T. BROCK, DINO CHIESA, THOMAS EDWARD LONG and PAUL BELLAMY.

         The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the United States Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the United States Securities Act of 1933, as amended, or the United States Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates it by reference in such filing.

Audit and Other Fees

         For the year ended December 31, 2000, the Corporation paid Ernst & Young LLP, its independent auditors, the following fees for audit and non-audit services, respectively:

                  Audit Fees(1)...............................     $343,400

                  Other Fees (2) .............................     $353,000

                  All Other Fees(3)...........................     $221,000
                                                                    -------

                                                                   $917,400
                                                                   ========

---------

(1)      Includes the Corporation's share of fees for partnership audits.
(2) Review work performed in connection with the Corporation's registration statements with the United States Securities and Exchange Commission.
(3)      Represents fees for tax compliance and tax planning services.

Auditor Independence

         The Corporation was not charged any fees by Ernst & Young LLP related to financial information systems design and implementation or any other fees for the fiscal year ended December 31, 2000.

                     APPOINTMENT AND REMUNERATION OF AUDITOR

         Unless such authority is withheld, the persons named in the enclosed form of proxy intend to vote FOR the appointment of the firm of Ernst & Young LLP as the auditors of the Corporation to hold office until the next annual meeting of the Shareholders of the Corporation, or until their successors are appointed, and authorizing the Board of Directors to fix the remuneration to be paid to the auditors. Ernst & Young LLP was first appointed the auditors of the Corporation, or its predecessors, on April 24, 1995.

         A representative of Ernst & Young LLP is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.

         Vote Required: The affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote and represented in person or by proxy at the Meeting is required for the appointment of the auditors and the authorization of the directors to fix the remuneration to be paid to the auditors.

         The Board of Directors recommends a vote FOR the appointment of Ernst & Young LLP as auditors of the Corporation for fiscal 2001 and the authorization of the directors to fix the remuneration to be paid to the auditors.

                    FINANCIAL STATEMENTS AND AUDITORS' REPORT

         The Annual Report on Form 10-K including the Corporation's audited consolidated financial statements of the Corporation and the report of the auditors to the Shareholders of the Corporation in respect of the fiscal year ended December 31, 2000 will be placed before the Shareholders of the Corporation at the Meeting, but no vote by the Shareholders with respect thereto is required or proposed to be taken. A copy of these financial statements and the auditors' report is included in the Corporation's Annual Report to Shareholders, which is being mailed to the Corporation's Shareholders together with this Information Circular and Proxy Statement.

                        AVAILABILITY OF CERTAIN DOCUMENTS

         The Corporation will provide to any person, upon written request at any time:

         (i) one copy of the Annual Report (Annual Information Form) of the Corporation filed on Form 10-K together with one copy of any document, or the pertinent pages of any document, incorporated by reference therein;

         (ii) one copy of the comparative financial statements of the Corporation for its most recently completed fiscal year together with the accompanying report of the auditors and one copy of any interim financial statements of the Corporation that have been publicly disclosed subsequent to the financial statements for its most recently completed fiscal year; and

         (iii) one copy of the information circular and proxy statement of the Corporation in respect of the most recent annual meeting of shareholders which involved, among other agenda items, the election of directors, provided that the Corporation may require the payment of a reasonable charge if the request is made by a person who is not a security holder of the Corporation, or in connection with any request for the exhibits that have been filed with the Corporation's annual report on Form 10-K. Written requests for a copy of the above-noted documents should be directed to Dynacare Inc., 14900 Landmark Boulevard, Suite 200, Dallas, Texas 75240, attention: Zbig S. Biskup, Executive Vice President and Chief Financial Officer and Secretary.

                            PROPOSALS BY SHAREHOLDERS

         Proposals that Shareholders wish to include in the Corporation's information circular and proxy statement and form of proxy for presentation at the Corporation's 2002 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices no later than December 29, 2001. Any such proposal must be in accordance with the rules and regulations of the United States Securities and Exchange Commission. With respect to proposals submitted by a Shareholder other than for inclusion in the Corporation's 2002 information circular and proxy statement and related form of proxy, timely notice of any such proposal must be received by the Corporation in accordance with the by-laws and the rules and regulations of the Corporation no later than December 29, 2001. Any proxies solicited by the Board of Directors for the 2002 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

                                    APPROVAL

         The Board of Directors of the Corporation has approved the contents and the sending of this Information Circular and Proxy Statement to the Shareholders of the Corporation.

         DATED at Toronto, Ontario, this 18th day of April, 2001.



                   HARVEY A. SHAPIRO
                   Chairman, President
                   and Chief Executive Officer

                                   APPENDIX A

                               DYNACARE INC. LOGO

                             AUDIT COMMITTEE CHARTER

Purpose

The directors of Dynacare Inc. (the "Corporation") hereby establish an Audit Committee (the "Committee"). The primary purpose of the Committee is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Corporation's financial reporting process, including by overviewing the financial reports and other financial information provided by the Corporation to any governmental or regulatory body, the public or other users thereof, the Corporation's systems of internal accounting and financial controls, and the annual independent audit of the Corporation's financial statements and the Corporation's compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Corporation's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

         1. who have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation; and

         2. who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Corporation's management is responsible for preparing the Corporation's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Corporation than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

         o The Committee shall review with management and the outside auditors the audited financial statements to be included in the corporation's Annual Report on Form 10-K and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

         o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Corporation's interim financial results to be included in the Corporation's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Corporation's filing of the Form 10-Q.

         o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Corporation's internal controls.

         o        The Committee shall:

                  - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Corporation's consistent with Independence Standards Board Standard Number 1;

                  - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

                  - recommend that the Board take appropriate action to oversee the independence of the outside auditor.

         o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select or nominate for shareholder approval, evaluate and, where appropriate, replace the outside auditor.

         o The Committee shall discuss with management the adequacy and quality of the Corporation's compliance programs and the Corporation's adherence to all applicable laws, regulations and general corporate policies.

                               DYNACARE INC. LOGO


           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON June 26, 2001

            PROXY FOR HOLDERS OF COMMON SHARES SOLICITED ON BEHALF OF
                      MANAGEMENT AND THE BOARD OF DIRECTORS

The undersigned shareholder of Dynacare Inc. (the "Corporation") hereby appoints HARVEY A. SHAPIRO, or failing him, ZBIG S. BISKUP, or instead of either of them, ___________________________________ as proxy for the undersigned with full power of substitution, to attend and act for and on behalf of the undersigned at the annual meeting (the "Meeting") of shareholders of the Corporation to be held on June 26, 2001 at 10:00 a.m. (local time in Dallas, Texas) at Hotel Intercontinental Dallas, Spectrum Room, 15201 Dallas Parkway, Dallas, Texas, U.S.A. 75248, and at any adjournments thereof, and to vote, as directed below, all Common Shares in the capital of the Corporation which the undersigned would be entitled to vote if then personally present:

         1. Election of directors named in the management information circular and proxy statement of the Corporation dated April 27, 2001:

                  01 - PAUL BELLAMY              04 - DONALD J. EDWARDS           07 - THOMAS EDWARD LONG
                  02 - WILLIAM T. BROCK          05 - ALBERT J. LATNER            08 - BRUCE V. RAUNER
                  03 - DINO CHIESA               06 - ROBERT J. LIPSIG            09 - HARVEY A. SHAPIRO

                  Mark "x" for only one box:
                  --------------------------

                  Vote FOR all nominees                            [ ]
                  WITHHOLD from voting for all nominees            [ ]
                  WITHHOLD vote for specified nominee(s)           [ ]*

                  * Write number(s) of nominee(s) below in respect of whom the undersigned has withheld his or her vote - USE NUMBER ONLY. The Common Shares represented by this proxy will be voted FOR all other nominees referred to above.

                      ---------------------------------------------------------

         2. Appointment of Ernst & Young LLP, Chartered Accountants, as auditors of the Corporation and authorizing the directors to fix the remuneration of the auditors:

                  Vote FOR                                         [ ]
                  WITHHOLD from voting                             [ ]

         3. In his or her discretion, with respect to any amendments or variations to the matters herein before specified, or on such further or other business as may properly come before the Meeting or any adjournments thereof.

The proxy named above will vote or withhold from voting the shares in respect of which he or she is appointed on any ballot that may be called for in accordance with the direction of the shareholder appointing him or her. In the absence of such direction, such shares will be voted "FOR" the resolutions specified in paragraphs (1) and (2) above on any ballot that may be called for.

The undersigned hereby ratifies and confirms all that the said proxy may do by virtue hereof, granting to the said proxy full power and authority to act for and in the name of the undersigned at the said Meeting or at any adjournments thereof, and hereby revokes any proxy or proxies heretofore given to vote, attend or act with respect to the said shares.

This proxy is solicited on behalf of management and the Board of Directors and the shares represented by this proxy will be voted or withheld from being voted, as stated above, in accordance with the instructions of the undersigned on any ballot that may be called for and, if the undersigned has specified a choice with respect to any matter to be acted upon, the shares represented by this proxy shall be voted accordingly at the Meeting and at any adjournments thereof. The undersigned has the right to appoint a person to attend, vote and act for and on his or her behalf at the Meeting or at any adjournments thereof other than the persons named above and may exercise such right by inserting the name of his or her nominee, who need not be a shareholder of the Corporation, in the blank space provided above for the purpose, or by completing another proper form of proxy.

The undersigned hereby acknowledges receipt of the Notice of Meeting dated April 27, 2001 and the accompanying management information circular and proxy statement.

DATED the              day of                               , 2001.
          ------------        ------------------------------

                  ---------------------------------------------------------
                  Signature of Registered Shareholder or Authorized Signing Officer

                  ---------------------------------------------------------
                  Name of Registered Shareholder (Please print)

Please insert the date that the proxy is signed in the space provided. If the date has not been inserted, this form of proxy is deemed to bear the date on which it is mailed by the Corporation. Please sign exactly as your name appears on your share certificates. If the shareholder is a corporation, this proxy must be executed by an officer or attorney thereof duly authorized.

                               DYNACARE INC. LOGO

                       14900 Landmark Boulevard, Suite 200
                               Dallas, Texas 75240

                        EXPLANATION TO BENEFICIAL HOLDERS

         Pursuant to Canadian securities legislation, reporting issuers, such as Dynacare Inc. (the "Corporation"), are required to deliver interim financial statements to their registered shareholders. A person who holds his or her shares through a broker dealer is not considered to be a registered shareholder. National Policy Statement No. 41, adopted by the Canadian Securities Administrators, provides an exemption in respect of the requirement to deliver interim financial statements provided that the Corporation files such statements with the Ontario Securities Commission and with all stock exchanges upon which securities of the Corporation are listed, and issues a press release with the highlights of the information contained in such statements to the financial press. The Corporation intends to utilize this exemption. The Corporation will, however, continue to deliver interim financial statements to its registered shareholders. The Corporation will also file quarterly reports with the United States Securities and Exchange Commission as required pursuant to section 13 or 15(d) of the Securities and Exchange Act of 1934. Every beneficial holder wishing to receive interim financial statements may place his or her name on a Supplemental Mailing List for this purpose by completing this Supplemental Mailing List Election Form and returning it to the address indicated below. Your name will then be placed on the Supplemental Mailing List maintained by the Corporation's Transfer Agent and Registrar, CIBC Mellon Trust Company. You will receive an election form each year which, so long as your shares are held through a broker dealer, you should complete and return each year in order to continue receiving interim financial statements. If you have any questions about this procedure, please call CIBC Mellon Trust Company at 1-800-387-0825 or (416) 643-5500.

                     SUPPLEMENTAL MAILING LIST ELECTION FORM

(To be completed and returned to CIBC Mellon Trust Company by those beneficial holders who wish to be placed on the Supplemental Mailing List)

TO:      DYNACARE INC.
         c/o CIBC MELLON TRUST COMPANY
         P.O. Box 7010
         Adelaide Street Postal Station
         Toronto, Ontario
         M5C 2W9

The undersigned hereby authorizes and directs you to place his/her name on the Supplemental Mailing List for the purpose of receiving delivery of all interim financial statements of Dynacare Inc. for the fiscal year ending December 31, 2001.

                                                  ------------------------------
                                                  Signature of Beneficial Holder

                                                  ------------------------------
                                                  Name (please print)

                                                  ------------------------------
                                                  Address (please print)

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------